                                                                    EXHIBIT 10.8



                              FOURTH AMENDMENT TO

                             TAX SHARING AGREEMENT

                                  by and among

                                  AT&T CORP.,

                           LIBERTY MEDIA CORPORATION,
                for itself and each member of the Liberty Group,

                           TELE-COMMUNICATIONS, INC.,

                          LIBERTY VENTURES GROUP LLC,

                            LIBERTY MEDIA GROUP LLC,

                                TCI STARZ, INC.,

                             TCI CT HOLDINGS, INC.,

                                      and

           each Covered Entity listed on the signature pages hereof,



                          dated as of October 28, 1999

          This Fourth Amendment, dated as of October 28, 1999 (this "Fourth Amendment"), to the Tax Sharing Agreement (the "Agreement") dated as of March 9, 1999, as amended by the First Amendment (the "First Amendment") to the Tax Sharing Agreement dated as of May 28, 1999, the Second Amendment (the "Second Amendment") to the Tax Sharing Agreement dated as of September 24, 1999 and the Third Amendment (the "Third Amendment") to the Tax Sharing Agreement dated as of October 20, 1999, is entered into by and among AT&T Corp., a New York corporation, Liberty Media Corporation, a Delaware corporation, for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this Fourth Amendment shall have the meaning ascribed to such terms in the Agreement.

          WHEREAS, the parties have entered into the Agreement which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group; and

          WHEREAS, the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

          1. "AGI Merger Agreement" shall mean the Amended and Restated Agreement and Plan of Merger dated as of October 28, 1999.

          2. The first sentence of Section 3(d)(i) shall be amended as follows:

               a. the words "Cayman LLC (as defined in the AGI Merger
                  Agreement)," shall be deleted;

               b. the words "the Original Agreement (as defined in the AGI
                  Merger Agreement)," shall be inserted after the words "; the AGI Acquisition, the AGI Merger Agreement," and before the words "the AGI Merger";

               c. the words ", as amended" shall be inserted after the words
                  "the First Supplement to Inter-Group Agreement dated May 28, 1999" and before the words "(the "First Supplement")";

               d. the words "the Fourth Amendment" shall be inserted after the words "this Clause D of this First Amendment," and before the words "or the Voting Agreement dated May 28, 1999"; and

               e. the words ", the Fourth Amendment" shall be inserted after the words "this Clause D of this First Amendment" and before the words "and the Voting Agreement or executed".

          3. Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.

          IN WITNESS WHEREOF, each of the parties has caused this Fourth Amendment to be executed by its respective duly authorized officer as of the date first set forth above.



                                    AT&T CORP.


                                    By: /s/ Daniel E. Somers
                                        --------------------
                                    Name:  Daniel E. Somers
                                    Title: Senior Executive Vice President
                                           and Chief Financial Officer


                                    LIBERTY MEDIA CORPORATION, for
                                    itself and for each member of the Liberty
                                    Group


                                    By: /s/ Gary S. Howard
                                        ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer

Each of the Covered Entities listed below on this page hereby executes this Fourth Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this Fourth Amendment as a member of the Liberty Group:


                                    LIBERTY SP, INC.


                                    By: /s/ Gary S. Howard
                                        ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer


                                    LIBERTY AGI, INC.


                                    By: /s/ Gary S. Howard
                                        ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer


                                    LMC INTERACTIVE, INC.


                                    By: /s/ Gary S. Howard
                                        ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    TELE-COMMUNICATIONS, INC.


                                    By: /s/ Steven M. Brett
                                        -------------------
                                    Name:   Steven M. Brett
                                    Title:  Sr. Executive Vice President


                                    LIBERTY VENTURES GROUP LLC


                                    By: /s/ Steven M. Brett
                                        -------------------
                                    Name:   Steven M. Brett
                                    Title:  Vice President


                                    LIBERTY MEDIA GROUP LLC


                                    By: /s/ Gary S. Howard
                                        ------------------
                                    Name:   Gary S. Howard
                                    Title:  Vice President

                                    TCI STARZ, INC.


                                    By: /s/ Stephen M. Brett
                                        --------------------
                                    Name:   Stephen M. Brett
                                    Title:  Vice President


                                    TCI CT HOLDINGS, INC.


                                    By: /s/ Stephen M. Brett
                                        --------------------
                                    Name:   Stephen M. Brett
                                    Title:  Vice President